GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL
GOODWILL

13.                               GOODWILL

We assessed the realizability of goodwill during the fourth quarter of 2012 and determined that the fair value of each reporting unit exceeded its carrying value.  Therefore, the second step of the impairment test that measures the amount of an impairment loss by comparing the implied fair market value with the carrying amount of goodwill for each reporting unit was not required.  There was no impairment of goodwill during the years ended December 31, 2012, 2011 and 2010.

The changes in the carrying amount of goodwill for the years ended December 31 were as follows:

	2012	2011
Balance at beginning of year	$89,961	$90,953
Goodwill acquired during year (note 5)	31,107	—
Goodwill allocated to discontinued operations (note 6)	(25,956)	—
Foreign currency translation adjustments	2,849	(992)
	$97,961	$89,961